THE OLSTEIN FUNDS

The Olstein All Cap Value Fund
The Olstein Strategic Opportunities Fund

Supplement dated August 4, 2014 to the Statement of Additional Information dated
October 31, 2013, as amended June 10, 2014

Effective July 28, 2014, Mr. Daniel G. Nelson was elected to serve as a Trustee of the Trust.

The following is added to the information appearing under the heading “Independent Trustees” in the table in the section entitled “MANAGEMENT OF THE FUNDS -  Board of Trustees and Officers of the Trust” on pages 13 and 14 of the Statement of Additional Information:

Name, Address and Age	Position and Office With the Trust	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Daniel G. Nelson 4 Manhattanville Road Purchase, NY 10577 Age: 70	Trustee	Since July, 2014	Retired. Previously, Managing Director, Morgan Stanley Wealth Management Research and Strategy Group, Morgan Stanley, June 2010 – January 2013; Managing Director, Smith Barney Research and Strategy Group, Citi-Smith Barney, June 1980 – June 2010.	2	None

 ** Each Trustee holds office for an indefinite term.

The following replaces the first and fourth paragraphs appearing under the heading “Structure of the Board and its Leadership” in the section entitled “MANAGEMENT OF THE FUNDS - Role, Structure and Leadership of the Board of Trustees” on pages 16 and 17 of the Statement of Additional Information:

The Board has structured itself in a way that it believes allows it to perform its oversight function effectively. The Board consists of seven individuals, five of whom are not “interested persons” of the Trust or Funds as that term is defined in the Investment Company Act (“Independent Trustees”). The other two Trustees are “interested persons” of the Trust (“Interested Trustees”) because they are affiliated with OCM, the Funds’ investment adviser. The Trustees believe that the current Board size promotes Trustee interaction, dialogue and debate, which results in an effective decision-making body. The Independent Trustees have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Board has established an Audit Committee, which assists the Board in fulfilling its duties relating to the Trust’s accounting and financial reporting practices, and also serves as a direct line of communication between the Board and the Funds’ independent registered public accounting firm.  The specific functions of the Audit Committee include: (i) pre-approving and recommending the engagement or retention of the independent registered public accounting firm; (ii) reviewing with the independent registered public accounting firm the scope and the results of the auditing engagement; (iii) pre-approving professional services provided by the independent registered public accounting firm prior to the performance of such services; (iv) considering the range of audit and non-audit fees; (v) reviewing the independence of the independent registered public accounting firm; and (vi) overseeing the Trust’s system of internal accounting controls.  The Audit Committee is made up of the Independent Trustees as follows: Fred W. Lange, John Lohr, D. Michael Murray and Lawrence K. Wein.  During the fiscal year ended June 30, 2013, the Audit Committee met two times.

The following is added after the fifth paragraph appearing under the heading “Trustees’ Qualifications and Experience” in the section entitled “MANAGEMENT OF THE FUNDS” on page 18 of the Statement of Additional Information:

Mr. Nelson began serving as Trustee in July, 2014, and has over 30 years of experience in the financial services industry.  He has served as the Managing Director of the Morgan Stanley Wealth Management Research and Strategy Group and the Smith Barney Research and Strategy Group.

The following is added to the information appearing under the heading “Independent Trustees” in the table in the section entitled “MANAGEMENT OF THE FUNDS - Beneficial Ownership” on page 19 of the Statement of Additional Information:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Daniel G. Nelson	All Cap Value Fund – $0 Strategic Opportunities Fund – $0	$0

The following is added to the information appearing under the heading “Independent Trustees” after the table in the section entitled “MANAGEMENT OF THE FUNDS - Compensation” on pages 20 and 21 of the Statement of Additional Information:

Mr. Nelson received no compensation from the Funds for the fiscal year ended June 30, 2013, because he was elected to the Board on July 28, 2014.